EXHIBIT 10.01
SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 7, 2020 (the “Second Amendment Effective Date”), is entered into among FLEX LTD., a Singapore registered public company limited by shares and having company registration no. 199002645H, acting (subject to Section 10.20 of the Credit Agreement (as defined below)) through its Bermuda branch, having a principal place of business from which it conducts operations in accordance with its permit located at 16 Par-la-Ville Road, Hamilton HM08 Bermuda (the “Company”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

WHEREAS, the Company, each Designated Borrower from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent and Swing Line Lender, are parties to that certain Credit Agreement, dated as of June 30, 2017 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Credit Agreement be amended as set forth below, subject to the terms and conditions specified herein; and

WHEREAS, the parties hereto are willing to amend the Credit Agreement, subject to the terms and conditions specified in this Amendment.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendment. Clause (c) of the definition of “EBITDA” is hereby amended and restated in its entirety to read as follows:

(c) an amount, not to exceed for any consecutive four-quarter period ending (x) with the fiscal quarters ended on or about June 30, 2020, September 30, 2020 and December 31, 2020, $200,000,000, and (y) on any other fiscal quarter-end, $100,000,000, in each case equal to the sum (without duplication and to the extent deducted in calculating net income or loss in clause (a) above) of all one-time cash charges associated with (i) merger- or acquisition-related expenses (including legal fees, investment banking fees and other similar fees and expenses), in connection with any merger or acquisition entered into or consummated by the Company or any of its Subsidiaries which is otherwise permitted under this Agreement, (ii) restructuring costs incurred by the Company or any of its Subsidiaries in connection with any restructuring entered into or consummated by the Company or any of its Subsidiaries which is otherwise permitted under this Agreement, and (iii) net losses from the early extinguishment of notes or other Indebtedness; in each case paid in such period and calculated in accordance with GAAP; provided, however, that, no one-time cash charges in connection with merger- or acquisition-related expenses shall be added to the calculation of EBITDA if the Company and its Subsidiaries, in connection with any Specified Transaction to which such expenses relate, shall have adjusted EBITDA on a pro forma basis to give effect to such Specified Transaction as if such Specified Transaction had occurred as of the first day of such period as described in the last sentence of this definition.

2. Condition Precedent. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Company, the Required Lenders, and the Administrative Agent.

3. Payment of Expenses. The Company agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees, charges and disbursements of Moore & Van Allen PLLC.

4. Miscellaneous.
(a) The Credit Agreement and the obligations of the Company thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.
(b) The Company represents and warrants that: (i) the execution, delivery and performance by the Company of this Amendment and the consummation of the transactions contemplated hereby are within the powers of the Company and have been duly authorized by all necessary actions on the part of the Company; (ii) this Amendment has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity; (iii) no material consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including the shareholders of any Person) is required in connection with the execution and delivery of this Amendment by the Company and the performance or consummation of the transaction contemplated hereby, except as such (A) have been made or obtained and are in full force and effect, or (B) are being made or obtained in a timely manner and once made or obtained will be in full force and effect; (iv) the execution and delivery by the Company of this Amendment and the performance and consummation of the transactions contemplated hereby do not (A) violate any material Requirement of Law applicable to the Company, (B) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material Contractual Obligation of the Company, or (C) result in the creation or imposition of any material Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of the Company; and (v) after giving effect to this Amendment, (A) the representations and warranties of the Company contained in Article V of the Credit Agreement and in each other Loan Document or in any document furnished at any time under or in connection therewith, shall be (1) in the case of representations and warranties that are qualified as to materiality, true and correct, and (2) in the case of representations and warranties that are not qualified as to materiality, true and correct in all material respects, in each case on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct or true and correct in all material respects, as the case may be, as of such earlier date (provided, that, for purposes of
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this Section 4(b)(v)(A), the representations and warranties contained in Section 5.09 of the Credit Agreement shall be deemed to refer to the most recent Financial Statements furnished pursuant to clauses (a) and (b) of Section 6.01 of the Credit Agreement), and (B) no Default exists.
(c) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imagine means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
(d) If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(e) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(f) The terms of Sections 10.14 and 10.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
COMPANY:
        FLEX LTD.
        By: /s/ B. Vijayandran A/L S. Balasingam
        Name: B. Vijayandran A/L S. Balasingam
        Title: Authorized Signatory

FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:
        BANK OF AMERICA, N.A.,
        as Administrative Agent
        By: /s/ Anthea Del Bianco
        Name: Anthea Del Bianco
        Title: Vice President
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:
        BANK OF AMERICA, N.A.,
        as a Lender
        By: /s/ Puneet Lakhotia
        Name: Puneet Lakhotia
        Title: Vice President

FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        CITIBANK, N.A.,
        as a Lender
        By: /s/ Susan M. Olsen
        Name: Susan M. Olsen
        Title: Vice President
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        BNP PARIBAS,
        as a Lender
        By: /s/ Barbara Nash
        Name: Barbara Nash
        Title: Managing Director
        By: /s/ Chief Marbumrung
        Name: Chief Marbumrung
        Title: Vice President
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        HSBC BANK USA, N.A.,
        as a Lender
        By: /s/ David Wagstaff
        Name: David Wagstaff
        Title: Managing Director
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
        as a Lender
        By: /s/ Jing Qu
        Name: Jing Qu
        Title: Vice President
        By: /s/ Gang Duan
        Name: Gang Duan
        Title: Executive Director
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        JPMORGAN CHASE BANK, N.A.,
        as a Lender
        By: /s/ John Kowalczuk
        Name: John Kowalczuk
        Title: Executive Director
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        MIZUHO BANK, LTD.,
        as a Lender
        By: /s/ Tracy Rahn
        Name: Tracy Rahn
        Title: Executive Director
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        SUMITOMO MITSUI BANKING CORPORATION,
        as a Lender
        By: /s/ Jun Ashley
        Name: Jun Ashley
        Title: Director
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        THE BANK OF NOVA SCOTIA,
        as a Lender
        By: /s/ Jason Rinne
        Name: Jason Rinne
        Title: Director
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        MUFG BANK, LTD.,
        as a Lender
        By: /s/ Marlon Mathews
        Name: Marlon Mathews
        Title: Director
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        U.S. BANK NATIONAL ASSOCIATION,
        as a Lender
        By: /s/ Brian Seipke
        Name: Brian Seipke
        Title: Senior Vice President
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        BANK OF CHINA, NEW YORK BRANCH,
        as a Lender
        By: /s/ Raymond Qiao
        Name: Raymond Qiao
        Title: Executive Vice President
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        UNICREDIT BANK AG, NEW YORK BRANCH,
        as a Lender
        By: /s/ Priya Trivedi
        Name: Priya Trivedi
        Title: Director
        By: /s/ Thomas Petz
        Name: Thomas Petz
        Title: Director
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        WELLS FARGO BANK, NATIONAL ASSOCIATION,
        as a Lender
        By: /s/ Derek Jensen
        Name: Derek Jensen
        Title: Vice President
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        BANCO BRADESCO S.A., NEW YORK BRANCH,
        as a Lender
        By: /s/ Roberto De Madureira Pará Diniz
        Name: Roberto De Madureira Pará Diniz
        Title: CPF: 335.459.178.19
        By: /s/ Fabiana Paes de Barros
        Name: 161.568 - Fabiana Paes de Barros
        Title:

FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        DEUTSCHE BANK AG NEW YORK BRANCH,
        as a Lender
        By: /s/ Ming K Chu
        Name: Ming K Chu ming.k.chu@db.com
        Title: Director +1-212-250-5451
        By: /s/ Annie Chung
        Name: Annie Chung annie.chung@db.com
        Title: Director +1-212-250-6375
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        STANDARD CHARTERED BANK,
        as a Lender
        By: /s/ James Beck
        Name: James Beck
        Title: Associate Director
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        DBS BANK LTD.,
        as a Lender
        By: /s/ Terence Yong
        Name: Terence Yong
        Title: Managing Director
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT

        KBC BANK NV, NEW YORK BRANCH,
        as a Lender
        By: /s/ Nicholas Fiore
        Name: Nicholas Fiore
        Title: Director
        By: /s/ Francis Payne
        Name: Francis Payne
        Title: Managing Director
FLEX LTD.
SECOND AMENDMENT TO CREDIT AGREEMENT